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                           SELECT DIMENSIONS LIFE II
                            SEPARATE ACCOUNT FIVE
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                    SUPPLEMENT DATED SEPTEMBER 26, 2002
                    TO THE PROSPECTUS DATED MAY 1, 2002



Pursuant to shareholder approval, the North American Government Securities Portfolio and Emerging Markets Portfolio of the Morgan Stanley Select Dimensions Investment Series were liquidated as of the close of the New York Stock Exchange on September 25, 2002. All information relating to the North American Government Securities Portfolio, North American Government Securities Sub-Account, Emerging Markets Portfolio and Emerging Markets Sub-Account are removed from the prospectus.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


HV-3892
333-52637